ETC CABANA TARGET BETA ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2026

Exchange-Traded Funds — 99.6%	Shares	Fair Value
Commodity — 23.7%
Goldman Sachs Physical Gold ETF(a)	155,535	$ 7,443,905
Pimco Commodity Strategy Active ETF	192,310	5,613,529
		13,057,434
Equity — 30.6%
Invesco Nasdaq 100 ETF	22,920	5,868,666
State Street Health Care Select Sector SPDR ETF	37,170	5,751,686
State Street Utilities Select Sector SPDR ETF	120,332	5,204,359
		16,824,711
Fixed Income — 36.7%
iShares 3-7 Year Treasury Bond ETF	42,120	5,027,022
iShares 7-10 Year Treasury Bond ETF(c)	52,627	5,049,034
Vanguard Intermediate-Term Bond ETF	65,160	5,074,009
Vanguard Long-Term Bond ETF	73,001	5,083,790
		20,233,855
Specialty — 8.6%
Invesco DB US Dollar Index Bullish Fund(c)	175,950	4,724,258

Total Exchange-Traded Funds (Cost $49,532,292)		54,840,258

Short-Term Investments – 13.1%
Invesco Government & Agency Portfolio, Institutional Class, 3.61%(b) (d)	7,234,075	7,234,075

Total Short-Term Investments (Cost $7,234,075)		7,234,075

Total Investments — 112.7%
(Cost $56,766,367)		62,074,333

Liabilities in Excess of Other Assets — (12.7)%		(7,012,028)

Total Net Assets — 100.0%		$ 55,062,305

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2026.
(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of January 31, 2026 was $7,109,367.
(d)	Security was purchased with cash received as collateral for securities on loan at January 31, 2026. Total collateral had a value of $7,234,075 at January 31, 2026.